Effective immediately, the ticker symbol chart located on the front cover is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MFWTX
Class B	MFWBX
Class C	MFWCX
Class I	MFWIX
Class R1	MFWGX
Class R2	MGBRX
Class R3	MFWHX
Class R4	MFWJX